SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                           AMENDMENT NO. 1 TO FORM 8-K
                               [GRAPHIC OMITTED]

                                   ----------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 10, 2006

                               ANZA CAPITAL, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
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
                NEVADA                            O-24512                       88-1273503
    -------------------------------        ---------------------      ---------------------------------
    (STATE OR OTHER JURISDICTION OF        (COMMISSION FILE NO.)      (IRS EMPLOYEE IDENTIFICATION NO.)
    INCORPORATION OR ORGANIZATION)
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                             C/O Viking Investments
                             65 Broadway, Suite 888
                               New York, NY 10006
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 430 6548
                            (ISSUER TELEPHONE NUMBER)

FORWARD LOOKING STATEMENTS


This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 4.01.          CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1)       Previous Independent Auditors:


         (i) On March 8, 2006, the board of directors of Anza Capital, Inc., approved the dismissal of Singer Lewak Greenbaum & Goldstein LLP as independent auditor for the Company.

         (ii) On March 9, 2006, Anza Capital, Inc. was notified by Singer Lewak Greenbaum &Goldstein LLP that their client-auditor relationship has ceased.

         (iii) Management of Anza Capital, Inc. has not had any disagreements with Singer Lewak Greenbaum & Goldstein LLP related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. For the fiscal year ended April 30, 2005 and through Singer Lewak Greenbaum & Goldstein LLP termination on March 9, 2006, there has been no disagreement between the Company and Singer Lewak Greenbaum & Goldstein LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Singer Lewak Greenbaum & Goldstein LLP would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

             (iv) The Company's Board of Directors participated in and approved the decision to change independent accountants. Singer Lewak Greenbaum & Goldstein LLP 's audit of the Company's financial statements on Form 10-K for the fiscal year ending April 30, 2005 contained an explanatory paragraph expressing substantial doubt about the Company's ability to continue as a going concern. Except as noted in the previous sentence, the report of Singer Lewak Greenbaum & Goldstein LLP contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

             (v) In connection with its review of financial statements through October 31, 2005, there have been no disagreements with Singer Lewak Greenbaum & Goldstein LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Singer Lewak Greenbaum & Goldstein LLP would have caused them to make reference thereto in their report on the financial statements.

             (vi) During the fiscal years ended April 30, 2005 and 2004 and the interim period preceding to March 8, 2006, there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K. During the year ended April 30, 2005, Singer Lewak Greenbaum & Goldstein LLP identified material weaknesses in Anza Capital, Inc.'s disclosure controls and procedures where Anza Capital, Inc. was not able to meet its requirements to timely file its Form 10-K for the year ended April 30, 2005. In addition, Anza Capital, Inc. did not maintain a sufficient complement of finance and accounting personnel with adequate depth and skill in the application of accounting principles generally accepted in the United States of America.

             (vii) The Company requested that Singer Lewak Greenbaum & Goldstein LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.


 (2)       New Independent Accountants:

         (i) The Company engaged, Rotenberg & Co. LLP of Rochester, New York, as its new independent auditors as of March 8, 2006. Prior to such date, the Company, did not consult with Rotenberg & Co. LLP regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Rotenberg & Co. LLP or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.

NUMBER       EXHIBIT
16           Letter from Singer Lewak Greenbaum & Goldstein LLP



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ANZA CAPITAL, INC.


By: /s/  Li Shaoming
         Li Shaoming
         CEO

Dated: April 12, 2006